LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made effective as of this 1st day of March, 2016 by and between DD’s Deluxe Rod Holder, Inc., a Nevada corporation, (the “Borrower”), in favor of Crest Business Solutions, LLC, a Washington limited liability company, (the “Lender”)

RECITALS:

A.

Lender has agreed to lend to Borrower and Borrower has agreed to borrow from Lender on the terms and conditions set forth in this Agreement (the “Loan”) up to Fifty Thousand and No/100 Dollars ($50,000.00) (the “Loan Amount”), repayable as set forth in the Promissory Note executed by the Lender and Borrower of even date herewith.

B.

Lender is willing to make the Loan on the condition that Borrower, among other things, joins in the execution and delivery of: i) this Agreement; and ii) a Promissory Note of even date with this Agreement (the “Note”), (together the “Loan Documents”);

NOW, THEREFORE, in consideration of the making of the Loan by Lender, and the covenants, agreements, representations and warranties set forth in this Agreement, the parties hereby covenant, agree, represent and warrant as follows.

ARTICLE I.
CERTAIN DEFINITIONS

 “Agreement” means this Loan Agreement, as the same may from time to time hereafter be modified, supplemented or amended;

“Borrower” shall mean DD’s Deluxe Rod Holder, Inc., a Nevada corporation including any successor created by merger, consolidation or other reorganization;

“Business Day” means days on which banks in New York City are open for business;

“Event of Default” shall have the meaning as set forth in Section 4.1;

“Governmental Authority” means any national, federal, state, regional or local government, or any other political subdivision of any of the foregoing, in each case with jurisdiction over Borrower exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to the government;

“Lender” shall mean Crest Business Solutions, LLC, a Washington limited liability company.  Lender shall also mean any successor or assign of Lender;

“Loan Documents” shall mean this Loan Agreement and the Note and any amendments or supplements to such documents;

“Maturity Date” shall have the meaning as set forth in the Note;

“Note” means and refers to the promissory note evidencing the Loan, dated as of even date herewith, made by Borrower to Lender, as such promissory note may be modified, amended, supplemented, extended or consolidated in writing, and any note(s) issued in exchange therefore or in replacement thereof;

“Party” means a party to this Agreement;

ARTICLE II.
GENERAL TERMS

2.1

Loan

.  Lender shall loan Borrower up to the principal amount of Fifty Thousand and No/100 Dollars ($50,000.00), in the form of a revolving line of credit, and Borrower shall borrow from and repay such amount to Lender, with interest, as is more fully set forth in the Note.

2.2

Extension Option

.  Provided Borrower is not in default under the Loan Documents, Borrower may be permitted by Lender to extend the Maturity Date of the Loan, on the terms set forth in the Note.

ARTICLE III.
COVENANTS

Borrower covenants with and for the benefit of Lender as follows.  Such covenants shall continue in effect for so long as any amount remains outstanding under the Note, or any other obligation under any of the Loan Documents remains to be performed

3.1

Notices of Claims and Litigation

.  Borrower shall promptly inform Lender in writing of all existing or threatened litigation, claims, assessments, administrative proceedings, or other similar actions affecting Borrower which would have a materially negative effect on the Lender’s security interest in the Property.

3.2

Other Obligations

.  Borrower shall comply with all terms and conditions of all agreements, whether now or after the date of this Agreement existing, between Borrower and any party other than Borrower and which the violation of which would have a materially negative effect on the Lender’s ability to receive payment under the Loan Documents.  Borrower will immediately notify Lender of any actual or threatened default under any agreement to which Borrower is a party if such default will have a materially negative effect on Lender’s ability to receive payment under the Loan Documents.  Borrower will pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, government charges, levies, and liens of every kind and nature imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach.

3.3

Further Assurances

.  Borrower shall from time-to-time perform such further acts, execute such additional documents or deliver such further assurances as Lender may reasonably request and as may be necessary to implement the intent of the parties to this Loan Agreement.

ARTICLE IV.
DEFAULTS AND REMEDIES

4.1

Event of Default

.  The following shall constitute an Event of Default:

(a)

if any payment due under the Note is not paid within five (5) business days of Borrower receiving written notice that such payment is late.

(b)

if any representation made in this Agreement, any other Loan Document or any other document in connection with the Loan shall be false when made or shall be untrue when made in any material respect.

(c)

if Borrower shall breach any term or covenant contained in this Agreement or in any other Loan Document.

4.2

Remedies

.  Upon the occurrence of an Event of Default (including, without limitation, a breach of this Agreement or other Loan Document), all or any one or more of the rights, powers and other remedies available to Lender against Borrower under this Agreement or the Note, or at law or in equity may be exercised by Lender at any time and from time to time, without notice or demand, whether or not all or any portion of the indebtedness to Lender shall be declared due and payable, and whether or not Lender shall have commenced any action for the enforcement of its rights and remedies under any of the Loan Documents.  Any such actions taken by Lender shall be cumulative and concurrent and may be pursued independently, singly, successively, together or otherwise, at such time and in such order as Lender may determine in its discretion, to the fullest extent permitted by law, without impairing or otherwise affecting the other rights and remedies of Lender permitted by law, equity or contract or as set forth herein or in the Note.

ARTICLE V.
MISCELLANEOUS

5.1

No Third Parties Benefited

.  This Agreement is between and for the sole benefit of Borrower and Lender, and Lender’s successors and assigns, and creates no rights whatsoever in favor of any other person or entity and no other person or entity will have any rights to rely hereon.

5.2

Notices

  All notices or other written communications hereunder will be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt of an electronic confirmation thereof, (ii) one Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three Business Days after having been deposited in any post office or mail depository and sent by registered or certified mail, postage prepaid, return receipt requested.

5.3

Additional Documents

.  Each Party shall execute such additional documents as may reasonably be requested by the other Party to effectuate the provisions of this Agreement.

5.4

Assignment

.  No Party may assign its rights or obligations under this Agreement without the prior written consent of the other Party.  Any purported assignment without the other Party’s prior written consent will be void ab initio.

5.5

Authorization; Binding Effect

.  Each Party represents to the other that its execution of this Agreement has been authorized by all necessary corporate action and that this Agreement constitutes a binding obligation of such Party.  Each individual who executes this Agreement on behalf of a Party represents to all Parties that he or she is authorized to do so. This Agreement will bind each Party’s successors and permitted assigns.

5.6

Attorneys’ Fees

.  If a Party is in default under this Agreement, the other Party will have the right, at the expense of the defaulting Party, to retain an attorney to make demand, enforce remedies, or otherwise protect or enforce the rights of the non-defaulting Party.  A Party in default shall pay all attorneys’ fees and costs so incurred.

5.7

Consents and Approvals

.  Unless specifically stated to the contrary in this Agreement (i.e., by stating that a Party’s consent or approval may be granted or withheld in its sole discretion), whenever any provision of this Agreement requires a Party to provide its consent or approval, such Party will not unreasonably condition, withhold or delay such consent or approval.

5.8

Consent Required to Amend or Waive

.  No amendment or modification of any provision of this Agreement will be effective unless made in writing and signed by each of the Parties.

5.9

Counterparts

.  This Agreement may be executed in counterparts each of which will be deemed an original, and such counterparts when taken together shall constitute but one agreement.

5.10

Entire Agreement

.  This Agreement together with the Note sets forth the entire understanding of the Parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings between the Parties regarding the subject matter of this Agreement.  All exhibits and schedules referenced in, and attached to, this Agreement are incorporated into, and constitute a part of, this Agreement.

5.11

Governing Law; Consent to Jurisdiction

.  The Loan Documents and their interpretation and enforcement are governed by the laws of the state of Washington.  Each Party agrees that venue for any dispute arising out of or in connection with this Agreement will be in Spokane County, Washington and each Party waives any objections it may now or hereafter have regarding such venue.

5.12

No Waiver

.  No waiver by any Party of any right or default under this Agreement will be effective unless in writing and signed by the waiving Party.  No such waiver will be deemed to extend to any prior or subsequent right or default or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

5.13

Relationship of the Parties

.  The relationship of the Parties is strictly one of Borrower and Lender.  This Agreement is neither intended to, nor will it be construed as, an agreement to create a joint venture, partnership, or other form of business association between the Parties.

5.14

Severability

.  If for any reason any provision of this Agreement is determined by a tribunal of competent jurisdiction to be legally invalid or unenforceable, the validity of the remainder of the Agreement will not be affected and such provision will be deemed modified to the minimum extent necessary to make such provision consistent with applicable law and, in its modified form, such provision will then be enforceable and enforced.

5.15

Terminology

.  Unless specifically indicated to the contrary: (i) wherever from the context it appears appropriate, each term stated in either the singular or the plural will include the plural and the masculine gender will include the feminine and neuter genders; (ii) the term “or” is not exclusive; (iii) the term “including” (or any form thereof) will not be limiting or exclusive; (iv) the words “Agreement,” “herein,” “hereof,” “hereunder,” or other words of similar import refer to this Agreement as a whole, including exhibits and schedules (if any), as the same may be modified, amended or supplanted.  The headings in this Agreement have no independent meaning.

5.16

Time

.  Time is of the essence of each provision of this Agreement.  Time periods referred to in this Agreement will be determined by excluding the day of the event when the period commences or from which it runs and will expire at 5:00 p.m. (local time in Spokane, Washington) on the last day included in such period; provided, however, that if the time for the performance of any obligation or action under this Agreement expires on a day that is not a Business Day, the time for performance will be extended to the next succeeding Business Day.

5.17

Disclaimer—Preparation of Agreement

.  This Agreement was originally prepared by counsel for Borrower.  The Parties agree, however, that this fact shall not create any presumption in favor or against any Party in respect of the interpretation or enforcement of this Agreement.  Each other Party is advised to have this Agreement reviewed by independent legal and tax counsel prior to its execution.  By executing this Agreement, each such Party represents (i) that it has read and understands this Agreement, (ii) that it has had the opportunity to obtain independent legal and tax advice regarding this Agreement, (iii) that it has obtained such independent advice or has freely elected not to do so, and (iv) that it waives any conflicts of interest that may exist with respect to Robert J. Burnett and Parsons/Burnett/Bjordahl/Hume, LLP.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

BORROWER: DD’s Deluxe Rod Holder, Inc. a Nevada corporation, By: Desmond Deschambeault, President	LENDER: Crest Business Solutions, LLC a Washington limited liability company, By: Colin Mills, Manager